UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2023 (September 5, 2023)

HEALTHCARE AI ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41145	98-1585450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 The Green Ste 15614 Dover DE 19901

 (Address of principal executive offices, including zip code)

(917) 446-0469

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	HAIAU	The Nasdaq Stock Market, LLC

Class A Ordinary Share, par value $0.0001 per share	HAIA	The Nasdaq Stock Market, LLC

Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	HAIAW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On September 5, 2023, the board of directors of Healthcare AI Acquisition Corp. (the “Company”) (i) accepted the resignation of Weiyi Zheng as a director of the Company, and (ii) appointed Xiaocheng Peng as chief financial officer of the Company and to serve as a non-independent director of the Company (the “New Director”).

Xiaocheng Peng is the founder and has served as director of Shanghai Dezhi Enterprise Consulting Co., Ltd since September 2022. Previously, he served as the chief financial officer of Orisun Acquisition Corp from December 2019 to November 2020. Mr. Peng has been an investment professional and serves as a director at Everpower International Holdings Co., Ltd since December 2015, focusing on high technology and entertainment. He is experienced in creating strategic plans for target companies, leading due diligence, preparing related investment materials and analysis reports, deal negotiation, and post-investment management. Mr. Peng earned his Master of Business Administration degree from California State University Long Beach in 2015, a Master of Engineering in Environmental Engineering from Oregon State University in 2013, and a bachelor’s degree in Food Safety and Quality from Jilin University in China in 2011. No family relationships exist between the New Director and any other director or executive officer of the Company. There are no transactions to which the Company is or was a participant and in which the New Director has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

The New Director will enter into indemnification agreement (“Indemnification Agreement”) with the Company, which will be substantially similar to the indemnification agreements entered into by the other officers and directors in connection with the Company’s initial public offering, a form of which was filed with the SEC on November 19, 2021 as Exhibit 10.4 to the Company’s registration statement on Form S-1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE AI ACQUISITION CORP.

Dated: September 8, 2023	By:	/s/ Zikang Wu
Name: Zikang Wu
Title: Chief Executive Officer

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